UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2020

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-33177	22-1897375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 Crawfords Corner Road, Suite 1405, Holmdel, NJ	07733
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 577-9996

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNR	New York Stock Exchange
6.125% Series C Cumulative Redeemable Preferred Stock	MNR-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On April 30, 2020, Monmouth Real Estate Investment Corporation (the “Company”) issued a press release announcing the change to the location of the Company’s 2020 annual meeting of stockholders, as described in Item 8.01 of this Current Report. The information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Information.

Change to Virtual Meeting

On April 30, 2020, the Company announced that, due to the public health threat caused by COVID-19 in the United States and to support the health and safety of employees, stockholders, directors and its community, the location of the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed and will be held solely by means of remote communication, via live audio webcast. As previously announced, the Annual Meeting will be held on Thursday, May 14, 2020, at 4:00 p.m., Eastern Daylight Time. To be admitted to the Annual Meeting and vote electronically at the Annual Meeting, stockholders must register in advance by 11:59 p.m., Eastern Daylight Time, on Monday, May 11, 2020 (the “Registration Deadline”), at http://viewproxy.com/mreic/2020. Further instructions, including a password to access the Annual Meeting, will be emailed to stockholders whose registration is completed timely. Further information regarding the change of the Annual Meeting format can be found in the proxy supplement filed by the Company with the Securities and Exchange Commission on April 30, 2020.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Description

99.1	Press Release issued by Monmouth Real Estate Investment Corporation dated April 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monmouth Real Estate Investment Corporation

Dated: April 30, 2020	By:	/s/ Kevin S. Miller
Kevin S. Miller
Chief Financial Officer, its principal financial officer and principal accounting officer